SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 18, 2010
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
          This Form 8-K/A amends the Current Report on Form 8-K filed by Ashford Hospitality Trust, Inc. on May 21, 2010 (the “Original Filing”). The Original Filing incorrectly classified the disclosure under Item 8.01 (Other Events) rather than Item 7.01 (Regulation FD Disclosure). This amendment sets forth the identical disclosure information and exhibits as the Original Filing but provides the disclosure under Item 7.01 rather than Item 8.01, and clarifies that the information in this Form 8-K/A and exhibits attached hereto are being furnished rather than “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.
ITEM 7.01 — REGULATION FD DISCLOSURE
          Ashford Hospitality Trust, Inc. held its 2010 Annual Shareholders Meeting on May 18, 2010. A copy of the Annual Shareholders Meeting transcript and the related Powerpoint slideshow are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The information in this Form 8-K/A and exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.
     Certain statements and assumptions in the exhibits attached hereto contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our future financial condition and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of our control.
     These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in our filings with the Securities and Exchange Commission. The forward-looking statements included in the exhibits attached hereto are only made as of the date of this Form 8-K/A. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
     (b) Exhibits
99.1	2010 Annual Shareholders Meeting transcript

99.2	Powerpoint slideshow presentation

SIGNATURE
          Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 12, 2010

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel